
Groß-
Krotzenburg

# ability

## A Global Leader in Tactical Communication Interception and Surveillance

**Proposed Merger with**

**Cambridge Capital Acquisition Corporation (NASDAQ: CAMB/CAMBU/CAMBW)**

**September 2015**

CAMBRIDGE CAPITAL

# Safe Harbor

- Neither Cambridge, Ability nor any of their respective affiliates makes any representation or warranty as to the accuracy or completeness of the information contained in this presentation. The sole purpose of the presentation is to assist persons in deciding whether they wish to proceed with a further review of the proposed transaction discussed herein and is not intended to be all-inclusive or to contain all the information that a person may desire in considering the proposed transaction discussed herein. It is not intended to form the basis of any investment decision or any other decision in respect of the proposed transaction.
- This presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transactions. This presentation shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended.
- This presentation includes "forward-looking statements." Cambridge's and Ability's actual results may differ from its expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, Cambridge's and Ability's expectations with respect to future performance and anticipated financial impacts of the proposed transaction, the satisfaction of the closing conditions to the proposed transaction, and the timing of the completion of the proposed transaction.
- These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside Cambridge's and Ability's control and are difficult to predict. Factors that may cause such differences include, but are not limited to: *(1) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement for the business combination (the "Merger Agreement"), (2) the outcome of any legal proceedings against Ability or Cambridge; (3) the inability to complete the transaction contemplated by the Merger Agreement, including due to failure to obtain approval of the shareholders of Cambridge or other conditions to closing in the Merger Agreement; (4) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regulator reviews required to complete the transactions contemplated by the Merger Agreement; (5) the risk that the proposed transaction disrupts current plans and operations as a result of the announcement and consummation of the transaction described therein and herein; (6) the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with suppliers and obtain adequate supply of products and retain its key employees; (7) costs related to the proposed business combination; (8) changes in applicable laws or regulations; (9) the possibility that the combined company may be adversely affected by other economic, business, and/or competitive factors; and (10) other risks and uncertainties indicated from time to time in Cambridge's filings with the Securities and Exchange Commission.*
- Cambridge cautions that the foregoing list of factors is not exclusive. Cambridge cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Cambridge does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.
- Certain of Ability's financial information and data contained herein is unaudited and/or were prepared by Ability as a private company and do not conform to SEC Regulation S-X. Accordingly, such information will be presented differently in Cambridge's filings with the SEC.

# The Backdrop

## A Favorable Demand Scenario for Ability's Cutting-Edge Solutions

Terrorists and Criminals Are Becoming Increasingly Mobile and More Technologically Sophisticated

Increases the Onus on Governments and Law Enforcement Agencies Worldwide to Find Better Ways To Protect Their Citizens

$238 Billion Is Being Spent Annually on Homeland Security Solutions. The $6 billion Lawful Interception Sub-Sector is Projected to Grow at 11% Per Annum.

ability

Ability is a Leading Provider of Such Solutions, Specifically in the Areas of Tactical Communications Interception, Decryption and Surveillance, as well as Cyber and Geo-Location

# Investment Highlights

## A global leader in tactical communication interception and surveillance

**Ability Computers & Software Industries Ltd. ("Ability") to merge with Cambridge Capital Acquisition Corporation ("Cambridge")**

### *Differentiated Technology Solutions*

- Solutions for lawful surveillance, interception and decryption of cellular and satellite communications, plus cyber and geolocation
- "First to market" track record

### *Large, Growing Market*

- $238 billion in global spend on homeland security
- $6 billion in global spend on lawful tactical interception, growing at 11% annually[(1)]

### *Global Growth Strategy*

- Global reach into 50 countries
- Building a technology hub in Bulgaria
- Additional growth opportunity in US market

### *Talented, Aligned Team*

- Co-founders will continue to own the majority of the company, and have signed a 2-year lockup
- Management's pro forma equity stake of 62% ensures high alignment
- Earnout targets tied to 50% growth in net income

### *Financial Strength*

- High growth
  - Year-over-year revenue and net income for 6 months ended June 2015 rose 162% and 394%
- High margins
  - LTM 6/15 gross margin of 47.5%
  - LTM 6/15 net margin of 35%

### *Compelling Valuation*

- P/E of 9.5x 2015 target net income, 6.9x 2016 target net income, 4.9x 2017 target net income, and 3.8x 2018 target net income

(1) Source: Renaissance Strategic Advisors

# The Transaction

## Deal rationale for Ability, pro-forma valuation and ownership structure



Net Income Earnout Targets 2015 - 2018
$ millions
90
80
70
60
50
40
30
20
10
0
17
27
40
60
80
LTM 06/15
2015
2016
2017
2018

| | LTM 06/15 | 2015 | 2016 | 2017 | 2018 |
|---|---|---|---|---|---|
| Earnout Shares | | 3.60 | 1.85 | 2.00 | 1.00 |
| Total Shares | 27.9 | 31.5 | 33.3 | 35.3 | 36.3 |
| Assumed Share Price | $ 10.10 | $ 10.10 | $ 10.10 | $ 10.10 | $ 10.10 |
| Equity Value | $ 281.8 | $ 318.2 | $ 336.3 | $ 356.5 | $ 366.6 |
| Less: Est. Cash at Close | $ (61.5) | $ (61.5) | $ (61.5) | $ (61.5) | $ (61.5) |
| Enterprise Value | $ 220.3 | $ 256.7 | $ 274.8 | $ 295.0 | $ 305.1 |
| P/E Multiple | 13.0x | 9.5x | 6.9x | 4.9x | 3.8x |

*in millions, except P/E multiple*

- **Ability's motivation to merge with Cambridge**
  - Become public
  - Raise company profile
  - Strengthen positioning for US market entry
  - Provide capital to fund growth strategy
- **Transaction highlights**
  - Pro forma enterprise value of $220 MM on a fully-diluted basis(1)(2)
  - P/E of 9.5x 2015 target net income
  - Significant discount to public peers
- **Ability shareholders merging interests into Cambridge**
  - 17.2 MM shares issued to Ability shareholders
  - Up to 8.45 MM earnout shares based on reaching net income targets through 2018
  - Ability founders will own 62% at closing(3)
- **Conditions to close include $40 MM of net proceeds**
- **Transaction expected to close in Dec. 2015**

(1) Assumes $10.10 stock price
(2) Assuming no redemptions by Cambridge shareholders
(3) Ownership percentage is calculated before any earnout achievement. Ownership percentage excludes all warrants. Ownership percentage assumes no redemptions.

CAMBRIDGE CAPITAL

ability

# Differentiated Technology Solutions

## Broad portfolio of customized products drives customer satisfaction

**Cellular Interception, Decryption and Surveillance**
- GSM
- CDMA
- UMTS
- LTE

**Satellite Communications Interception, Decryption and Surveillance**
- Thuraya
- Iridium
- IsatPhone
- VSAT

**Cyber Solutions**
- Smartphones
- Computers

**Geo-location Solutions**
- Cellular


Technologically Advanced
Well-Designed, User-Friendly and Easy to Operate
Highly Customized and Scalable
Tactical and Strategic
Operationally Proven
Reliable, Robust and Stable
The Ability Solution

**Ability helps governments and law enforcement agencies stay steps ahead of increasingly mobile and technologically sophisticated terrorists and criminals.**

CAMBRIDGE CAPITAL

# Differentiated Technology Solutions

## Ability's product range and underlying technology platforms

| Leading Presence | | | Growing Opportunity | | The Future |
|---|---|---|---|---|---|
| **Cellular Interception and Surveillance** | **Satellite Interception and Surveillance** | **Deciphers** | **Geo-Location** | **Cyber** | **Under Development** |
| GSM<br>CDMA<br>UMTS<br>LTE | Iridium<br>Thuraya<br>VSAT | GSM<br>Thuraya<br>IsaPhone Pro | GSM<br>UMTS<br>LTE | IOS<br>Android | Crime Prevention System<br>Interception Detection & Protection |

**2014 Revenue Breakdown**



Satellite
6%
Other
2%
Location
29%
Cellular
40%
Cyber
23%

ability

# Differentiated Technology Solutions

Portfolio of “first-to-market” proprietary solutions

## » IRIS – Iridium Interception System



- The Iridium satellite constellation is comprised of 66 active communication satellites that cover the earth and allow worldwide voice and data communications using handheld satellite phones.
- IRIS is designed to intercept voice, SMS, data information in Iridium communication channels.
- IRIS is completely passive, undetectable, and portable.

## » GSM Deciphering



- The **A5/1** system is scalable and can deliver average deciphering times of 2.88 sec to 0.72 sec. (considered *real-time* deciphering).
- The **A5/2** is a software-based solution, delivering an average deciphering time of 15 msec.

## » Thuraya (GMR-1) Deciphering



- Software based solution that provides real-time deciphering of Thuraya communications.
- Used in conjunction with the Ability ATIS system, it can also be easily integrated with any Thuraya interception system.
- Unlike other Thuraya deciphering solutions on the market, Ability’s products can decipher Thuraya communication even in conditions when L-band is not available.

# Differentiated Technology Solutions

## Product roster includes innovative solutions



**IBIS Airborne -** airborne GSM interception system



**IRIS -** Iridium interception system



**IBIS-II –** Ability's top-of-the-line GSM interception unit



**ATIS –** Thuraya interception system



**Bird-Catcher -** detection of interception systems; launched in 2015



**4G Interception system;** to be launched in 2016

# Large, Growing Market

## Ability participates in the fast growing homeland security space

» **Growing global markets driven by a rise in security threats, such as terrorism, illegal immigration, and drug smuggling, among others:**


Homeland Security[1]
$238 B
Cybersecurity[2]
$106 B
Lawful Interception[3]
$5.8 B


CAGR +5.5%
$238
$345
2014
2022
Homeland Security Market
CAGR +9.8%
$106
$170
2015
2020
Cybersecurity Market
CAGR +11.1%
$5.8
$9.9
2015
2020
Lawful Interception Market

(1) Source: visiongain
(2) Source: MarketsandMarkets
(3) Source: Renaissance Strategic Advisors

# Large, Growing Market

## Lawful interception sector growing twice as fast as the broader HLS market

» **Constantly evolving threats and new technology capabilities that are being adopted by adversaries will drive the lawful intercept market, Ability's key focus:**



11.1% CAGR
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$5,844
$1,997
$3,847
$6,481
$2,239
$4,241
$7,192
$2,512
$4,679
$7,988
$2,821
$5,167
$8,878
$3,169
$5,709
$9,876
$3,563
$6,313
2015
2016
2017
2018
2019
2020
US
International

*Note: in MMs; International includes the rest of the world minus countries such as China, Russia, Iran, North Korea, Myanmar etc.*

*Source: RSAdvisors analysis*

# Global Growth

## Solutions installed in 50 countries across five continents

**United States**
- Targeted region for future growth
- Largest addressable country market for Ability

**Europe**
- Flat market

**Asia**
- Ability's second largest sales region
- Strong growth


2014 Revenue / Geography
32%
31%
27%
6%
5%
Israel (1)
Latin America
Asia
Europe
Africa


Developing Markets
Existing Markets
Existing Markets
Existing Markets
Existing Markets
Existing Markets

**Latin America**
- Ability's largest and fastest growing region
- Near-term growth driven by sales to correctional facilities

**Africa**
- Small-but-steady market

**Middle-East**
- Israeli headquarters
- Sales to foreign territories through Israel Integrators

★ Headquarters, R&D Center and Sales Office – Tel Aviv, Israel ★ Targeted Technology Hub – Eastern Europe

(1) Sales to foreign territories via Israeli integrators

ability

# Global Growth

## Broad range of clients, missions and projects

| Examples of Clients | Examples of Missions | Examples of Recent Projects |
|---|---|---|
| Ministries of Defense | Surveillance | Prison Authority in Latin America |
| Ministries of Interior | Anti-Terror | Intelligence Agency in Asia |
| National Security Organizations | Border Security | Anti-Drug Agency in Asia |
| National Intelligence Agencies | Anti-Crime | Intelligence Agency in a NATO Country |
| Armies, Navies, Air Forces | Intelligence Gathering | |
| Federal Police Forces | Reconnaissance | |
| Secret Services | Target Tracking | |
| Presidential Police | Internal Security | |
| Homeland Security Organizations | Airport Security | |
| Border Control Forces | Tracking Suspicious People | |
| Large-Scale Integrators | | |
| Anti-Drug Organizations | | |



CAMBRIDGE CAPITAL

ability

# Global Growth

## A Latin American success story

| The Situation | The Technological Challenge | The Solution | The Outcome |
|---|---|---|---|
| • Federal prison system in Latin America<br>• Inmates frequently smuggling phones into prison | • Jamming devices not safe and not fully effective due to heavy concrete walls blocking radio waves<br>• Large prison grounds with complex layout, making interception difficult<br>• A comprehensive solution required – multiple technologies at the same time | • Use the fact that prisoners have phones to the advantage of the prison system<br>• **Integration** of a **network** of 2G and 3G interceptors, direction finders, and antenna arrays, all connected to a main control center<br>• Seamlessly blended technologies from five providers into a **tailor-made** solution | • Very satisfied customer - the problem became an advantage, now intelligence data on the prisoners and their activities are collected and utilized<br>• Winning repeat business, expanding to multiple other prisons within the system<br>• Ability is transferring the know-how learned from this project to other regions |

CAMBRIDGE CAPITAL

ability

# Talented, Aligned Team

## Management speaks the same language as its customers

- Unique understanding of customers' communications intelligence needs
- Highly-skilled engineers, decades of global experience
- Strong relationships, wide network of contacts in the fields of security and intelligence (key barrier to entry)
- Ability's management will remain in place:



**Anatoly Hurgin**

- Chief Executive Officer & Co-founder
- Co-founded Ability in 1994 and has been its CEO ever since
- Extensive experience in intelligence technologies
- 10 years of relevant military service
- MS in Electronics Engineering, Military Academy of Radio Electronics in Vilnius, Lithuania



**Alexander Aurovsky**

- Chief Technology Officer & Co-founder
- Co-founded Ability in 1994 and has been its CTO ever since
- Deep and comprehensive understanding of RF technologies
- MS in Radio Engineering, Bonch-Bruevich Saint - Petersburg State University of Telecommunications



**Rony Reshef**

- VP Business Development
- Extensive field experience marketing and deploying advanced cellular and satellite interception systems
- Prior sales and product management experience at Elbit Group and Nice Systems
- More than 20 years of relevant military experience
- BSc degree with Honors from Tel Aviv University

CAMBRIDGE CAPITAL

ability

# Financial Strength

## High growth and high margins

($ in millions; LTM 6/15 unaudited)

**Revenue**



$50
$40
$30
$20
$10
$0
$5.6
$22.1
$48.7
2013
2014
TTM 6/15

**Net Income**



$20
$15
$10
$5
$0
-$5
($0.30)
$3.6
$17.0
2013
2014
TTM 6/15

**Gross Margin**



50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
20.3%
33.8%
47.5%
2013
2014
TTM 6/15

**Net Margin**



40%
30%
20%
10%
0%
-10%
-4.8%
16.4%
34.9%
2013
2014
TTM 6/15

CAMBRIDGE CAPITAL

ability

# Compelling Valuation

## Significant discount to publicly-traded peers, attractive P/E multiple

($ in millions, except per share amounts)

| Company | 9/8/2015 Share Price | Market Cap | Enterprise Value | LTM EBITDA | EV/ LTM EBITDA | Trailing P/E | Fwd. P/E | Net Income Margin |
|---|---|---|---|---|---|---|---|---|
| AeroVironment, Inc. | $20.37 | $479.5 | $262.0 | $7.4 | 35.2x | NM | 107.5x | -0.19% |
| American Science & Engineering | $38.83 | $277.5 | $195.2 | $4.1 | 47.4x | NM | NM | -0.81% |
| Chemring Group plc | $2.16 | $418.0 | $566.5 | $35.2 | 16.1x | NM | NM | 2.75% |
| ManTech International | $26.06 | $978.6 | $1,026.9 | $122.4 | 8.4x | 18.0x | 15.5x | 3.36% |
| Ultra Electronics Holdings | $17.20 | $1,201.1 | $1,351.0 | $116.3 | 11.6x | NM | 7.8x | -1.13% |
| Orbit Technologies Ltd. | $10.13 | $95.0 | $128.9 | $3.3 | 39.0x | 24.7x | 13.8x | 2.03% |
| Arotech Corporation | $1.34 | $33.1 | $46.4 | $2.9 | 16.0x | NM | 19.1x | -2.05% |
| Nice Systems | $235.10 | $14,160.7 | $13,003.6 | $204.9 | 63.5x | 29.6x | 13.6x | 13.04% |
| Verint | $47.57 | $2,956.0 | $3,341.3 | $161.3 | 20.7x | NM | 18.7x | 0.31% |
| Min | $1.34 | $33.1 | $46.4 | $2.9 | 8.4x | 18.0x | 7.8x | -2.05% |
| Mean | $44.31 | $2,288.8 | $2,213.5 | $73.1 | 28.7x | 24.1x | 28.0x | 1.92% |
| Median | $20.37 | $479.5 | $566.5 | $35.2 | 20.7x | 24.7x | 15.5x | 0.31% |
| Max | $235.10 | $14,160.7 | $13,003.6 | $204.9 | 63.5x | 29.6x | 107.5x | 13.04% |

*Source: CapitalIQ*

CAMBRIDGE CAPITAL

ability

# Growth Strategy

## Ability's four-pronged approach to create shareholder value

| | |
|---|---|
| **Further Penetrate Existing Markets** | ▪ Leverage strength of core solutions<br>▪ Continue momentum in Latin America<br>▪ Drive cross-selling opportunities<br>▪ Continue to roll out successful launch of Bird-Catcher and other products |
| **Expand into the U.S. Market** | ▪ Evaluate third-party partnership opportunities, among other options, to "Americanize" our solutions in the U.S. -- the largest addressable country market for our solutions |
| **Invest in Product Development and Establish an Eastern European Technology Hub** | ▪ Develop new products with an emphasis on cyber and civil space<br>▪ Advance crime prevention system and LTE interception solution<br>▪ Establish Eastern European technological hub to lower costs, enhance technology sourcing and enable distribution of products into new regions |
| **Pursue Selective Acquisition Opportunities** | ▪ Focus on selective acquisition of technologies that can be successfully transferred to Ability's end-markets at a price that is accretive to shareholder value |

CAMBRIDGE CAPITAL

# Appendix

# Technology Enhancement and Innovation Procurement

Installed client base of 50+ countries provides a deep understanding of global intelligence needs.

Strong key supplier relationships allows for leverage of third-party R&D to keep abreast of evolving technologies.

Application of proprietary, tailored, value-added solutions for a global client base.


Create customer solution
Understand customer needs
Source from top-tier providers
Integration
User Interface
ability
Customer Expertise
Defense Agencies
Intelligence Agencies
Other customers

ability

# Competitive Landscape

| Type of System | Ability product | Description | Competitors | Advantages |
|---|---|---|---|---|
| Satellite | Iris | Tactical iridium Interception System | ROHDE&SCHWARZ, VERINT | Smallest form-factor suitable for airborne UAV application. Very easy maintenance and reparability. Ability to intercept SDB messages. |
| | Thuraya | Tactical Thuraya Interception system | Arpege, L3 | Ability to intercept 7 spot beams (1-2 in the competitor's systems) Smallest form-factor suitable for airborne UAV application. Very easy maintenance and reparability1. |
| | Thuraya | Strategic Thuraya interception system | Arpege, L3 | More attractive price. Fastest Thuraya decipher |
| | SLIS | Satellite Link Interception System (VSAT, DCME, etc.) | L3 | Wider range of supported intercepted communication standards. More attractive price |
| Cellular | IBIS | Tactical active GSM/3G interception system | VERINT, NeoSoft AG | Much more user friendly system, |
| | 3G-Cat | 3G IMSI Catcher | VERINT, NeoSoft AG | Ability to measure distance to target with very high accuracy |
| | AGIS | Passive GSM interception | VERINT, L3, picsix | Ability to handle A5/3 encryption |
| | ACIS | Tactical passive CDMA interception system | Ukrainian Company | Ability to receive both sides of conversations |
| | Under development | Tactical Active 3G Interception system | Circles | Much better RF parameters |
| | Under development | Tactical 4G Interception system | | |
| Cyber | Deceptor | Cyber data extraction system for IOS and | WINTEGO, GAMMAGROUP | Unique ability to extract data from iCloud |
| Geolocation | Hunter | Location of cellular phones | Circles | More attractive prices |
| Deciphers | Thuraya decipher | Thuraya decipher | TRL Systems, L3, ARPEGE | Much faster decipher for the same price |
| Miscelleaneous | Under development | 4G (LTE) Interception system | | |
| | PointGuard | Crime prevention | | |

CAMBRIDGE CAPITAL

ability

# Financial Summary

| Financial Summary ($ in 000s)<br>(2015 six-month, LTM data unaudited) | 2013 | 2014 | Six Months Ended June 30, 2014 | Six Months Ended June 30, 2015 | LTM June 30, 2015 |
|---|---|---|---|---|---|
| Revenue | $5,588 | $22,134 | $16,440 | $43,043 | $48,737 |
| Cost of Goods Sold | $4,455 | $14,654 | $9,564 | $20,516 | $25,606 |
| Gross Profit | $1,133 | $7,480 | $6,876 | $22,527 | $23,131 |
| *Gross Profit Margin* | *20.3%* | *33.8%* | *41.8%* | *52.3%* | *47.5%* |
| Operating Profit/Loss | $49 | $4,624 | $4,580 | $20,069 | $20,113 |
| *Operating Profit Margin* | *0.9%* | *20.9%* | *27.9%* | *46.6%* | *41.3%* |
| Net Income | -$269 | $3,633 | $3,404 | $16,799 | $17,028 |
| *Net Income Margin* | *-4.8%* | *16.4%* | *20.7%* | *39.0%* | *34.9%* |

CAMBRIDGE CAPITAL